Change in Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of year	$ 15,021	$ 15,499
Actual return on plan assets	1,810	(604)
Employer contributions	239	273
Plan participants' contributions	101	135
Benefits paid	(237)	(109)
Foreign currency exchange rate changes	873	(173)
Fair value of plan assets at end of year	$ 17,807	$ 15,021